                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                WT MUTUAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                                                             PH DRAFT: 12/1/2005

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Dear Shareholder:

          A special meeting of shareholders of Wilmington Multi-Manager International Fund (the "Fund") of WT Mutual Fund (the "Trust") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January __, 2006, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

          We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

          Your vote is very important to us. If we do not hear from you by January __, 2006, a representative of the Fund or RSMC may contact you.

          Thank you for your response and for your continued investment with the Fund.

                                        Sincerely,


                                        ----------------------------------------
                                        Robert J. Christian
                                        President and Chief Executive Officer
                                        WT Mutual Fund

                                 WT MUTUAL FUND

                                   ----------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                                  TO BE HELD ON
                                JANUARY __, 2006

                                   ----------

          Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Multi-Manager International Fund of WT Mutual Fund will be held at the offices of the administrator of the Trust, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January __, 2006, at 10:00 a.m., Eastern time, for the following purposes:

          (1) To approve a new investment sub-advisory agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager International Fund, RSMC, and The Boston Company Asset Management, LLC;

          (2) To approve a new investment sub-advisory agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager International Fund, RSMC, and Acadian Asset Management, Inc.; and

          (3) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

          Shareholders of record of the Fund on December 9, 2005, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

          Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                        By Order of the Board of Trustees
                                        of WT Mutual Fund


                                        ----------------------------------------
                                        John J. Kelley
                                        Secretary

December __, 2005

                                    IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND

                                   ----------

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                 PROXY STATEMENT

                             DATED DECEMBER __, 2005

                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                JANUARY __, 2006

                                   ----------

          This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Trust"), on behalf of the Wilmington Multi-Manager International Fund (the "Fund") for use at the special meeting of shareholders of the Fund to be held at the offices of the Trust's administrator, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January __, 2006, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Fund on or about December __, 2005.

          THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT OF THE FUND, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING WT MUTUAL FUND, WILMINGTON MULTI-MANAGER INTERNATIONAL FUND, C/O PFPC INC. AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                               PURPOSE OF MEETING

          The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals:

          PROPOSAL 1:   To approve a new investment sub-advisory agreement (the
                        "BCAM Agreement") among the Trust, on behalf of the Fund, RSMC, and The Boston Company Asset Management, LLC
                        ("BCAM");

          PROPOSAL 2:   To approve a new investment sub-advisory agreement (the
                        "Acadian Agreement") among the Trust, on behalf of the Fund, RSMC, and Acadian Asset Management, Inc.
                        ("Acadian"); and

          PROPOSAL 3:   To transact such other business that may properly come
                        before the Meeting, or any adjournments thereof.

          If shareholders do not approve Proposals 1 or 2, the Board of Trustees will consider other alternatives, including the request for revised proposals from RSMC or the solicitation and request for proposals by other registered investment advisers to advise the Fund's assets consistent with its investment objective and limitations. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and the Fund.

                                      * * *

                                    OVERVIEW

          The Fund is a multi-manager fund that has retained an adviser and sub-advisers to manage and make decisions with respect to the Fund's assets. RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to the Fund pursuant to an investment management agreement with the Trust. RSMC also serves as the administrator to the Trust and the Fund.

          As investment adviser to the Fund, RSMC has overall responsibility for the general management and day-to-day operations of the Fund but has retained investment sub-advisers to make the investment decisions for the Fund's assets. Wilmington Trust Investment Management, LLC ("WTIM"), an entity under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC retains responsibility (subject to Board oversight) for managing sub-advisers and evaluates the Fund's needs and each sub-adviser's skills and abilities on an ongoing basis. Currently, RSMC allocates the Fund's assets between two sub-advisers: Goldman Sachs Asset Management, L.P. ("GSAM") and Julius Baer Investment Management, LLC ("JBIM").

          At the November 29, 2005 meeting of the Board of Trustees, RSMC reported that it had conducted an analysis of the Fund, its structure and its current sub-advisers to which RSMC allocates the Fund's assets. Based on its analysis of the Fund, RSMC recommended that two additional sub-advisers be approved by the Board and recommended to shareholders for their approval.

          Under the Fund's current advisory relationship with RSMC, GSAM and JBIM, RSMC receives an advisory fee of 0.35% of annual average net assets as investment adviser to the Fund, a portion of which is allocated to WTIM as compensation for the services it provides. In addition, GSAM and JBIM receive a sub-advisory fee of up to 0.50% each of the average daily net assets allocated to them by RSMC. Accordingly, total management fees of the Fund are 0.85% of the Fund's average daily net assets. The addition of BCAM and/or Acadian as sub-adviser(s) to the Fund will increase the total management fees payable by the Fund and the annual operating expenses of the Fund.

          If the BCAM Agreement is approved by the shareholders of the Fund, BCAM will be entitled to receive the following fees on the average daily net assets allocated to them by RSMC:

          0.95% on the first $25 million and
          0.85% on assets over $25 million.

          If the Acadian Agreement is approved by the shareholders of the Fund, Acadian will be entitled to receive the following fees on the average daily net assets allocated to them by RSMC:

          0.75% on the first $25 million
          0.65% on the next $25 million
          0.50% on the next $100 million and
          0.40% on assets over $150 million.

          PROPOSAL 1.

          Although BCAM's sub-advisory fees are higher than the fees currently charged by GSAM and JBIM, RSMC believes the addition of BCAM as a sub-adviser to the Fund will improve performance of the Fund by adding international small cap equity capacity to the Fund's investment strategy.

          The BCAM Agreement would require the Fund to invest a minimum of $10 million with BCAM. If BCAM is added as a sub-adviser to the Fund, total management fees paid by the Fund could increase by a maximum of 0.10% of the Fund's average daily net assets (based on the Fund's November 30, 2005 net assets) assuming $150 million of the Fund's assets are allocated to BCAM and the remainder of the Fund's assets are allocated equally between GSAM and JBIM.

          Based on RSMC's recommendation, the Board, including those Trustees who are not "interested persons" of the Trust, approved the appointment of BCAM as a sub-adviser to the Fund, contingent upon shareholder approval, and recommended the approval of the BCAM Agreement to shareholders of the Fund.

          PROPOSAL 2.

          RSMC believes the addition of Acadian as a sub-adviser to the Fund will improve performance of the Fund by providing global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria.

          If Acadian is added as a sub-adviser to the Fund, total management fees paid by the Fund could increase by a maximum of 0.02% of the Fund's average daily net assets (based on the Fund's November 30, 2005 net assets) assuming $150 million of the Fund's assets are allocated to Acadian and the remainder of the Fund's assets are allocated equally between GSAM and JBIM.

          Based on RSMC's recommendation, the Board, including those Trustees who are not "interested persons" of the Trust, approved the appointment of Acadian as a sub-adviser to the Fund, contingent upon shareholder approval, and recommended the approval of the Acadian Agreement to shareholders of the Fund.

   DIFFERENCES BETWEEN THE CURRENT SUB-ADVISORY RELATIONSHIPS AND THE PROPOSED
                           SUB-ADVISORY RELATIONSHIPS

          The contractual terms and conditions of the Fund's Sub-Advisory Agreements with GSAM and JBIM are substantially similar to those of the proposed BCAM Agreement and Acadian Agreement with respect to services to be provided under the agreements, brokerage commissions and portfolio transactions, liability of the investment adviser, term of the agreements and termination provisions. Compensation paid to the investment adviser under the BCAM Agreement and Acadian Agreement differs from the Fund's Sub-Advisory Agreements with GSAM and JBIM as set forth below.

          CURRENT AND PROPOSED ADVISORY FEES. The following table sets forth the current and proposed investment advisory fee schedule for the Fund. The investment advisory fees are expressed as a percentage of the Fund's average daily net assets.

Adviser/Sub-             Current                     Proposed
Adviser        Advisory/Sub-Advisory Fees   Advisory/Sub-Advisory Fees
------------   --------------------------   --------------------------
RSMC                      0.35%             0.35%
GSAM                      0.50%             0.50%
JBIM                      0.50%             0.50%
BCAM                       N/A              0.95% on the first $25 million;
                                            0.85% over $25 million.

Adviser/Sub-             Current                     Proposed
Adviser        Advisory/Sub-Advisory Fees   Advisory/Sub-Advisory Fees
------------   --------------------------   --------------------------
Acadian                    N/A              0.75% on the first $25 million;
                                            0.65% on the next $25 million;
                                            0.50% on the next $100 million;
                                            0.40% over $150 million.

          ACTUAL AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF RSMC. The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Fund during the fiscal year ended June 30, 2005; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if BCAM and Acadian had been sub-advisers to the Fund (the calculation assumes that that $150 million of the Fund's assets are managed by BCAM (as BCAM's rates would be the highest charged to the Fund if either or both BCAM and Acadian are approved) and the remainder of the Fund's assets are allocated equally between GSAM and JBIM); and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory and sub-advisory fees under the current investment advisory and sub-advisory agreements, paid by the Fund to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Fund for certain administrative services, shareholder services, custody services and investment advisory services.

         Actual                     Pro Forma                 Difference                Other Fees
Advisory and Sub-Advisory   Advisory and Sub-Advisory       Between Actual             Paid to RSMC
    Fees Paid During             Fees Paid During       And Pro Forma Advisory    And Affiliates during
    Fiscal Year Ended           Fiscal Year Ended        and Sub-Advisory Fees      Fiscal Year Ended
      June 30, 2005               June 30, 2005         (as a % of actual fees)       June 30, 2005
-------------------------   -------------------------   -----------------------   ---------------------
      $2,034,305*                  $2,584,305                    27%                     $103,630

* The fees shown would have been higher if they included the increase in advisory fees paid to RSMC by the Fund from 0.15% to 0.35% approved by shareholders at the shareholders' meeting held on June 29, 2005. If such increase had been in effect, the fees would have been $2,650,776.

          ACTUAL AND PRO FORMA EXPENSE TABLES. The Fund's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following tables set forth the actual operating expenses currently borne by the Fund, and the pro forma operating expenses that the Fund could bear if either or both BCAM and Acadian are approved as sub-advisers of the Fund.

                                            BCAM                      Acadian
                                  ------------------------   ------------------------
                                  Actual   Pro Forma(1, 3)   Actual   Pro Forma(2, 3)
                                  ------   ---------------   ------   ---------------
Management fees                    0.85%        1.03%         0.85%        0.88%
Other expenses                     0.31%        0.31%         0.31%        0.31%
TOTAL ANNUAL OPERATING EXPENSES    1.16%        1.34%         1.16%        1.19%

(1) The Pro Forma Expense figures for BCAM assume that $150 million of the Fund's assets are managed by BCAM and the remainder of the Fund's assets are allocated equally between GSAM and JBIM.

(2) The Pro Forma Expense figures for Acadian assume that $150 million of the Fund's assets are managed by Acadian and the remainder of the Fund's assets are allocated equally between GSAM and JBIM.

(3) RSMC does not expect to allocate $150 million of the Fund's assets to either of BCAM or Acadian. If both BCAM and Acadian are approved and the Fund's assets are allocated equally among BCAM, Acadian, GSAM and JBIM, the Pro Forma Management Fee would be 0.98% and the Total Annual Operating Expenses would be 1.29%.

          EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that (a) you reinvested all dividends and other distributions, (b) the average annual return was 5%, (c) the Fund's total operating expenses (reflecting contractual waivers or reimbursements, if applicable) are charged and remain the same over the time periods, (d) you redeemed all of your investment at the end of each time period and (e) $150 million of the Fund's assets are managed by BCAM and the remainder of the Fund's assets are allocated equally between GSAM and JBIM.

      1 YEAR               3 YEARS              5 YEARS             10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $118       $136      $368       $425      $638       $734     $1,409     $1,613

                                      * * *

                             EVALUATION BY THE BOARD

          BCAM AGREEMENT AND ACADIAN AGREEMENT

          At the Board of Trustees meeting held on November 29, 2005, the Trustees unanimously approved the BCAM Agreement and the Acadian Agreement (the "Agreements"). In determining whether to approve the Agreements, the Trustees considered information provided by BCAM and Acadian (each, a Sub-Adviser") in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that BCAM and Acadian provided regarding (i) services to be performed for Fund, (ii) the size and qualifications of the Sub-Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) how the Fund will be managed, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between a Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Sub-Adviser's ability to service the Fund, (x) the Sub-Adviser's internal program for ensuring the compliance with a Fund's investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Sub-Adviser's proxy voting policies, (xii) ideas each of the Sub-Advisers had for the future growth and efficient operation of the Fund and suggestions for new or improved services that might be provided to shareholders and (xiii) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Fund.

          Each Sub-Adviser also provided information regarding its proposed sub-advisory fees and an analysis of these fees in relation to the delivery of services to the Fund; the costs of providing such services; an estimation of the profitability of the Sub-Adviser in general and as a result of the fees received from the Fund; any other ancillary benefit resulting from Sub-Adviser's relationship with the Fund; the structure of, and the method used to determine, the compensation received by a portfolio manager from the Fund or any other fund managed by the Sub-Adviser; each Sub-Adviser's most recent audited financial statements plus unaudited statements as of the most recent practicable date.

          The Trustees reviewed the services to be provided to the Fund by each of the Sub-Advisers as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees noted the substantial changes to the operations and management of the Trust over the past year including the withdrawal from the master-feeder structure, improved performance, and changes in personnel. The Trustees concluded that the nature, extent and quality of the services provided by each of the Sub-Advisers to the Fund were appropriate and consistent with the terms of the respective sub-advisory agreements, that the quality of those services had been consistent with industry norms and that the Fund were likely to benefit from adding each of BCAM and Acadian as a Sub-Adviser. They also concluded that each Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

          The Trustees reviewed each Sub-Adviser's performance data, statistics and fee data for investment performance information for similarly managed accounts and investment companies and compared such data against comparable investment companies, including the Fund. The Trustees observed that they will review and evaluate the Fund's investment performance on an on-going basis throughout the year.

          The Trustees considered the costs of the services to be provided by each Sub-Adviser, the compensation and benefits received by each Sub-Adviser in providing services to the Fund, as well as each Sub-Adviser's projected profitability. The Trustees reviewed each Sub-Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of each Sub-Adviser. The Trustees concluded that each Sub-Adviser's fees and profits derived from its relationship with the Fund in light of the Fund's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by each Sub-Adviser, the investment performance of each Sub-Adviser comparable mutual funds with similar strategies.

          The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Fund for the benefit of Fund shareholders due to break-points in the sub-advisory fees.

          After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of the Fund shareholders to approve each of the Agreements. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

                                      * * *

                                   PROPOSAL 1:
                         APPROVAL OF THE BCAM AGREEMENT

          In order for BCAM to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the BCAM Agreement. The form of the BCAM Agreement as approved by the Trustees is attached as Exhibit A. Information about BCAM and a summary of the substantive terms of the BCAM Agreement are provided below.

INFORMATION ABOUT BCAM

          BCAM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at One Boston Place, Boston, MA 02109. Mellon Trust of New England, N.A., located at One Boston Place, Boston, MA 02109, owns a majority interest in BCAM. As of September 30, 2005, BCAM had assets under management of approximately $28 billion. BCAM was founded on January 1, 1998. The name and principal occupation of the principal executive officers of BCAM are as follows:


Name                     Position with BCAM and Principal Occupation
----                     -------------------------------------------
Corey A. Griffin         Chairman, Chief Executive Officer
Patrick J. Sheppard      President, Chief Operating Officer

          The address of each of the principal executive officers of BCAM is One Boston Place, Boston, MA 02108.

          BCAM acts as an investment adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Fund. The name of each such mutual fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to BCAM for its services, are set forth below:

                         Assets Under     Compensation as a
Name of Fund              Management    Percentage of Assets
------------             ------------   --------------------
The Boston Company       $659,000,000          1.27%
International Small
Cap Portfolio


          If the BCAM Agreement is approved by shareholders, BCAM will manage a portion of the Fund's assets. BCAM's investment strategy will use bottom-up analysis to attempt to identify non-U.S. small cap companies with improving business momentum that have not yet been recognized by the market. BCAM will closely manage portfolio risk in an attempt to maximize the performance contribution of stock selection and avoid areas of uncompensated volatility, such as country or sector bets.

          With respect to the portion of the Fund's assets allocated to BCAM, Daniel B. LeVan, CFA and John W. Evers, CFA, are expected to serve as the lead portfolio managers. Daniel B. LeVan, CFA is the lead portfolio manager for BCAM's International Small Cap Equity strategy. He is also a member of the portfolio management team for BCAM's Global Equity and International Core Equity disciplines. In addition, Mr. LeVan is responsible for conducting research covering the health care and technology sectors.

          Prior to joining the firm, Mr. LeVan was a captain serving in the United States Air Force. He received his MSF from Boston College and his MBA from Bentley College. Mr. LeVan holds a BS from Clarkson University. Mr. LeVan is a Chartered Financial Analyst charter holder.

          John W. Evers, CFA is an assistant portfolio manager for BCAM's Global Equity, International Core and International Small Cap Equity strategies. He is also responsible for performing research covering the energy and telecommunications sectors. Prior to joining BCAM, Mr. Evers was a fixed income quantitative analyst at Wellington Management. Previously, he was a senior analyst at Aetna Life Casualty. Mr. Evers holds his MSF from Boston College and his BS from the University of Maine. Mr. Evers is a Chartered Financial Analyst charter holder.

SUMMARY OF THE BCAM AGREEMENT

          The proposed BCAM Agreement is attached hereto as Exhibit A. A description of the proposed BCAM Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

          General. Under the terms of the BCAM Agreement, BCAM shall be responsible for managing that portion of the Fund's assets that it has been allocated to manage by RSMC. In providing investment management services to the Fund, BCAM determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

          The BCAM Agreement states that BCAM will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions BCAM effects on behalf of the Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.

          Brokerage Commissions and Portfolio Transactions. BCAM will place orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers, which brokers and dealers may be selected by RSMC under authority retained by it. When it can be done consistently with the policy of obtaining best execution, BCAM may place such orders with brokers and dealers who supply research, market and statistical information to the Fund, to RSMC or to BCAM, provided that, if RSMC has selected the brokers and dealers with whom BCAM places orders, RSMC shall be responsible for obtaining best execution. BCAM will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC or, if authorized by RSMC, BCAM. RSMC also may delegate to BCAM the authority to select brokers and dealers (including brokers that may be affiliates of RSMC or BCAM) to execute portfolio transactions initiated by BCAM as set forth above by providing written notice of such delegation to BCAM and receiving written confirmation from BCAM accepting such delegation.

          Compensation. For services rendered, the Fund will pay BCAM a sub-advisory fee, which is accrued daily and payable monthly. BCAM will receive an annual fee calculated on the average daily net asset value of the Fund Account at the rate determined as follows: 0.95% on the first $25 million of the assets managed by BCAM including the Fund Account and similarly managed assets in the accounts of clients of the Adviser or any of the Adviser's affiliates ("BCAM's AUM"); 0.85% on assets over $25 million of BCAM's AUM. The addition of BCAM as a sub-adviser to the Fund will increase the total management fees payable by the Fund and the annual operating expenses of the Fund. The BCAM Agreement requires the Fund to invest a minimum of $10 million with BCAM.

          Liability of BCAM. The BCAM Agreement provides that BCAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BCAM in the performance of its duties or from reckless disregard by BCAM of its obligations and duties under such agreement.

          Term. If the BCAM Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the BCAM Agreement or interested persons of any such party (other than as Trustees of the Trust).

          Termination of the Agreement. Under the terms of the BCAM Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the BCAM Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board of the Trust. The BCAM Agreement shall terminate automatically in the event of its assignment.

REQUIRED VOTE

          Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
               FUND VOTE "FOR" THE APPROVAL OF THE BCAM AGREEMENT.

                                      * * *

                                   PROPOSAL 2:
                        APPROVAL OF THE ACADIAN AGREEMENT

          In order for Acadian to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the Acadian Agreement. The form of the Acadian Agreement as approved by the Trustees is attached as Exhibit
B. Information about Acadian and a summary of the substantive terms of the Acadian Agreement are provided below.

INFORMATION ABOUT ACADIAN

          Acadian is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at One Post Office Square, Boston, MA 02109. Old Mutual Asset Managers (US) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (US) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (US) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (US) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited.

          As of September 30, 2005, Acadian had assets under management of approximately $25,081281,215. Acadian was founded in 1986. Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria.

          The name and principal occupation of the directors and principal executive officer of Acadian are as follows:

<CAPTION

Name                    Position with Acadian and Principal Occupation
----                    -----------------------------------------------------
Gary L. Bergstrom          Director, Chairman, Treasurer
Ronald D. Frashure         Director, President, Co-Chief Investment Officer
Churchill G. Franklin      Director, Executive Vice President
John R. Chisholm           Director, Executive Vice President
Scott F. Powers            Director, Chief Executive Officer of Old Mutual Asset
                                     Managers (US)

          With the exception of Mr. Powers, the address of each of the directors and principal executive officers of Acadian is One Post Office Square, Boston, MA 02109. Mr. Powers' address is 200 Clarendon Street, 53rd Floor, Boston, MA 02116.

          Acadian acts as an investment adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Fund. The name of each such mutual fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to Acadian for its services, are set forth below:

                                                              COMPENSATION AS A PERCENTAGE OF
NAME OF FUND                        ASSETS UNDER MANAGEMENT                ASSETS
------------                        -----------------------   --------------------------------
Phoenix Worldwide Strategies              $ 33,305,817        0.50% on the first $200 million;
                                                              0.40% on the next $300 million;
                                                              0.35% thereafter

Phoenix International Strategies          $ 40,735,457        0.50% on the first $200 million;
                                                              0.40% on the next $300 million;
                                                              0.35% thereafter

Marshall International Stock Fund         $178,715,296        0.55% on the first $100 million;
                                                              0.40% thereafter

          If the Acadian Agreement is approved by shareholders, Acadian will manage a portion of the Fund's assets. With respect to the portion of the Fund's assets allocated to Acadian, Mr. Matt J. Cohen is expected to serve as the lead portfolio manager and Mr. Terry C. Burnham is expected to serve as the backup portfolio manager.

     - MR. MATTHEW J. COHEN, CFA IS A SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, AND THE INVESTMENT DATABASE MANAGER. Matt joined Acadian in 1994. He specializes in equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Previously, Matt worked as a senior systems analyst and project manager for Digital Equipment Corporation. Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

     - MR. TERENCE C. BURNHAM, PH.D. IS A PORTFOLIO MANAGER AND THE DIRECTOR OF ECONOMICS. Terry joined Acadian in the Fall of 2005. He was formerly an economics professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc. Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University. He served with distinction as a tank driver in the US Marine Corps.

SUMMARY OF THE ACADIAN AGREEMENT

          The proposed Acadian Agreement is attached hereto as Exhibit B. A description of the proposed Acadian Agreement is set forth below and is qualified in its entirety by reference to Exhibit B.

          General. Under the terms of the Acadian Agreement, Acadian shall be responsible for managing that portion of the Fund's assets that it has been allocated to manage by RSMC. In providing investment management services to the Fund, Acadian determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

          The Acadian Agreement states that Acadian will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions Acadian effects on behalf of the Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and
(3) provide the Board or RSMC with economic and investment analyses and reports.

          Brokerage Commissions and Portfolio Transactions. Acadian will place orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers, which brokers and dealers may be selected by RSMC under authority retained by it. When it can be done consistently with the policy of obtaining best execution, Acadian may place such orders with brokers and dealers who supply research, market and statistical information to the Fund, to RSMC or to Acadian, provided that, if RSMC has selected the brokers and dealers with whom Acadian places orders, RSMC shall be responsible for obtaining best execution. Acadian will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC or, if authorized by RSMC, Acadian. RSMC also may delegate to Acadian the authority to select brokers and dealers (including brokers that may be affiliates of RSMC or Acadian) to execute portfolio transactions initiated by Acadian as set forth above by providing written notice of such delegation to Acadian and receiving written confirmation from Acadian accepting such delegation.

          Compensation. For services rendered, the Fund will pay Acadian a sub-advisory fee, which is accrued daily and payable monthly. Acadian will receive an annual fee calculated on the average daily net asset value of the Fund Account at the rate determined as follows: 0.75% on the first $25 million of assets managed by Acadian including the Fund Account and similarly managed assets of Acadian in the accounts of clients of the Adviser or any of the Adviser's affiliates ("Acadian's AUM"); 0.65% on the next $25 million of Acadian's AUM; 0.50% on the next $100 million of Acadian's AUM; and 0.40% on Acadian's AUM over $150 million.

          Liability of Acadian. The Acadian Agreement provides that Acadian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Acadian in the performance of its duties or from reckless disregard by Acadian of its obligations and duties under such agreement.

          Term. If the Acadian Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Acadian Agreement or interested persons of any such party (other than as Trustees of the Trust).

          Termination of the Agreement. Under the terms of the Acadian Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the Acadian Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board of the Trust. The Acadian Agreement shall terminate automatically in the event of its assignment.

REQUIRED VOTE

          Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND
                VOTE "FOR" THE APPROVAL OF THE ACADIAN AGREEMENT.

                                      * * *

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

          The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

Distributor                               Professional Funds Distributor, LLC
Administrator, Accounting Agent and
Transfer Agent                            PFPC Inc.
Custodian                                 PFPC Trust Company
Foreign Custody Manager                   Citibank, N.A.
Independent Auditors                      Ernst & Young LLP
Legal Counsel                             Pepper Hamilton LLP

          Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

          Shareholders are entitled to one vote for each Fund share held on the close of business on December 9, 2005 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

          If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact ADP toll-free at 1-(800) 454-8683.

REVOCATION OF PROXY

          Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

          The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

          Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote for the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes for the Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting.

SHAREHOLDINGS INFORMATION

          Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

          As of the record date, the Wilmington Multi-Manager International Fund had __________ shares issued and outstanding, all of which are Institutional Shares. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

NAME AND ADDRESS   PERCENTAGE OWNERSHIP OF FUND   TOTAL NUMBER OF SHARES
----------------   ----------------------------   ----------------------


          Wilmington Trust Company, an affiliate of RSMC and the Fund, acts as the trustee of several shareholder accounts of the Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Fund held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Fund's shares that are issued and outstanding.

          As of the Record Date, each Trustee's individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Fund.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

          No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

      PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO
               POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Trustees of
                                          WT Mutual Fund


                                          --------------------------------------
                                          John J. Kelley
                                          Secretary

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

                    THE BOSTON COMPANY ASSET MANAGEMENT, LLC

                             SUB-ADVISORY AGREEMENT

                    THE BOSTON COMPANY ASSET MANAGEMENT, LLC

          THIS SUB-ADVISORY AGREEMENT is made as of the ___ day of _________, 2005, among WT Mutual Fund, a Delaware business trust (the "Fund"), Rodney Square Management Corporation (the "Adviser"), a corporation organized under the laws of the state of Delaware and The Boston Company Asset Management, LLC, a limited liability company organized under the laws of the state of Massachusetts (the "Sub-Adviser").

          WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

          WHEREAS, the Wilmington International Multi-Manager Fund (the "Portfolio") is a series of the Fund; and

          WHEREAS, the Adviser acts as the investment adviser for the Portfolio pursuant to the terms of an Investment Advisory Agreement between the Fund and the Adviser under which the Adviser is responsible for the coordination of investment of the Portfolio's assets in portfolio securities; and

          WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

          NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Fund, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Portfolio which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Portfolio Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Portfolio Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Portfolio with respect to the investments of the Portfolio Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

     a. The Portfolio's Investment Advisory Agreement;

     b. The Fund's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

     c. The Fund's Agreement and Declaration of Trust and By-Laws; and

     d. Any policies, procedures or instructions adopted or approved by the Fund's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Portfolio, to purchase and to sell securities for the Portfolio Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Portfolio Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Fund, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund applicable to the Portfolio furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Portfolio Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's reasonable request, the Sub-Adviser will consult with the Fund or with the Adviser with respect to any decision made by it with respect to the investments of the Portfolio Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Fund will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Portfolio as contained in the Portfolio's Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Fund agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Portfolio and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Fund retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Portfolio Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Fund and to the administrator designated by the Fund or any other designated agent of the Fund, all investment orders for the Portfolio Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Fund and the Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser, subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Fund's Board of Trustees. The Adviser will advise the Sub-Adviser of such selection in writing. The Adviser also may delegate to the Sub-Adviser the authority set forth in this Section 7 to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser by providing written notice of such delegation to the Sub-Adviser and receiving written confirmation from the Sub-Adviser accepting such delegation.

     a. In executing portfolio transactions, the Adviser will give primary consideration to securing best execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser or Sub-Adviser may be a party. Therefore, the Adviser, not the Sub-Adviser, will be responsible for securing best execution on portfolio transactions initiated by the Sub-Adviser.

     b. In retaining the discretion to select brokers and dealers, the Adviser acknowledges that the price the Portfolio Account pays or receives for a security may be different from the price paid or received by Sub-Adviser's other clients who utilize different brokers than the Portfolio Account.

     c. The Adviser agrees that it will not execute any portfolio transactions for the Portfolio Account with a broker or dealer which is (i) an affiliated person of the Fund, including the Adviser or any Sub-Adviser for any Portfolio of the Fund; or (ii) a principal underwriter of the Fund's shares, unless such transactions are executed in accordance with Rule 17e-1 of the 1940 Act and the Fund's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1.

     d. In the event the Adviser delegates the authority to the Sub-Adviser to select brokers and dealers to execute transactions on behalf of the Portfolio:

          (1) the Sub-Adviser agrees that it will not execute any portfolio transactions for the Portfolio Account with a broker or dealer which is (i) an affiliated person of the Fund, the Adviser or any sub-adviser for any Portfolio of the Fund; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Fund's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Fund's Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers; and

          (2) the Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Portfolio, which is advising the Portfolio, concerning the Sub-Adviser or its affiliated persons' transactions with the Portfolio in securities or other assets of the Portfolio, and (ii) will be limited to providing investment advice with respect to the Portfolio Account.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Portfolio Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Portfolio Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. For the services to be provided hereunder, the Fund shall pay the Sub-Adviser out of the assets of the Portfolio a sub-advisory fee calculated at the annual rates listed on the attached Schedule C. The fee shall be payable monthly as soon as practicable after the last day of each month based on the Portfolio Account's average daily net assets.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Fund acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("Affiliated Accounts"). Subject to the provisions of
Section 7(b) hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Portfolio and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Account may have an interest from time to time, whether in transactions which involve the Portfolio Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Portfolio Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Account or otherwise.

12. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Portfolio Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Portfolio Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

     a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Portfolio Account as contemplated hereby.

     b. The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Portfolio Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

     c. The Fund is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Fund by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

     a. The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Portfolio Account as contemplated hereby.

     b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

     a. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act.

     b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

     c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Portfolio Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

     d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

     e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Fund and the Adviser.

     f. The Sub-Adviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Portfolio in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

21. TERMINATION.

     a. This Agreement may be terminated by the Fund (by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Portfolio), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Any fees due to the Sub-Adviser will be prorated to date of termination.

     b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Any fees due to the Sub-Adviser will be prorated to date of termination.

22. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

23. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

26. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                        WT MUTUAL FUND,
                                        on behalf of the Wilmington
                                        International Multi-Manager Fund


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE BOSTON COMPANY ASSET MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RODNEY SQUARE MANAGEMENT CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE A

                              OPERATING PROCEDURES

From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage the Portfolio Account as if the Portfolio Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Portfolio stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Portfolio Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Portfolio Account:

     1. purchase securities of any issuer if such purchase would cause more than 10 % of the voting securities of such issuer to be held in the Portfolio Account (1940 Act Section 5(b)(1); IRC Section 851(b)(4)(a)(ii));

     2.   purchase securities if such purchase would cause:

          a. more than 3% of the outstanding voting stock of any other investment company to be held in the Portfolio Account (1940 Act
               Section 12(d)(1)(A)(i)),

          b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Portfolio Account to be held in the Portfolio Account (1940 Act Section 12(d)(1)(A)(ii)),

          c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Portfolio Account to be held in the Portfolio Account (1940 Act Section 12(d)(1)(A)(iii)),

          d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Portfolio Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act Section 12(d)(1)(C));

     3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Portfolio Account (1940 Act
          Section 12(d)(2)); or

     4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

          a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

          b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

               (1) immediately after the purchase of any equity security, the Portfolio Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

               (2) immediately after the purchase of any debt security, the Portfolio Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

               (3) immediately after the purchase, not more than 5% of the value of the Portfolio Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

C. The Sub-Adviser will manage the Portfolio Account so that no more than 10% of the gross income of the Portfolio Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC Section 512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act Section 2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities, or currencies (IRC Section 851(b)(2)).

Dated: ____________, 2005

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

Records To Be Maintained by the Sub-Adviser:

A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Portfolio Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     1.   the name of the broker;

     2. the terms and conditions of the order and of any modification or cancellation thereof;

     3.   the time of entry or cancellation;

     4.   the price at which executed;

     5.   the time of receipt of a report of execution; and

     6. the name of the person who placed the order on behalf of the Portfolio Account.

B.   (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     1.   shall include the consideration given to:

          a.   the sale of shares of the Fund by brokers or dealers;

          b.   the supplying of services or benefits by brokers or dealers to:

               (1)  the Fund,

               (2)  the Adviser,

               (3)  the Sub-Adviser, and

               (4)  any person other than the foregoing; and

          c. any other consideration other than the technical qualifications of the brokers and dealers as such;

     2.   shall show the nature of the services or benefits made available;

     3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

     4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Portfolio Account.

Dated: ___________, 2005

                                   SCHEDULE C

                                  FEE SCHEDULE

          For the services to be provided to the Portfolio pursuant to the attached Sub-Advisory Agreement, the Fund shall pay the Sub-Adviser out of the assets of the Portfolio an annual fee in accordance with the following formula:

          0.95% on the first $25 million;

          0.85% on assets over $25 million.

          The fee shall be payable monthly as soon as practicable after the last day of each month based on the Portfolio Account's average daily net assets.

Dated: ____________, 2005

                                    EXHIBIT B

                         FORM OF SUB-ADVISORY AGREEMENT

                          ACADIAN ASSET MANAGEMENT INC.

                             SUB-ADVISORY AGREEMENT

                          ACADIAN ASSET MANAGEMENT, INC

          THIS SUB-ADVISORY AGREEMENT is made as of the ___ day of _________, 2005, among WT Mutual Fund, a Delaware business trust (the "Fund"), Rodney Square Management Corporation (the "Adviser"), a corporation organized under the laws of the state of Delaware and Acadian Asset Management, Inc., a corporation organized under the laws of the state of Massachusetts (the "Sub-Adviser").

          WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

          WHEREAS, the Wilmington International Multi-Manager Fund (the "Portfolio") is a series of the Fund; and

          WHEREAS, the Adviser acts as the investment adviser for the Portfolio pursuant to the terms of an Investment Advisory Agreement between the Fund and the Adviser under which the Adviser is responsible for the coordination of investment of the Portfolio's assets in portfolio securities; and

          WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

          NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Fund, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Portfolio which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Portfolio Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Portfolio Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Portfolio with respect to the investments of the Portfolio Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

     a. The Portfolio's Investment Advisory Agreement;

     b. The Fund's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

     c. The Fund's Agreement and Declaration of Trust and By-Laws; and

     d. Any policies, procedures or instructions adopted or approved by the Fund's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Portfolio, to purchase and to sell securities for the Portfolio Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Portfolio Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Fund, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund applicable to the Portfolio furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Portfolio Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's reasonable request, the Sub-Adviser will consult with the Fund or with the Adviser with respect to any decision made by it with respect to the investments of the Portfolio Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Fund will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Portfolio as contained in the Portfolio's Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Fund agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Portfolio and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Fund retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Portfolio Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Fund and to the administrator designated by the Fund or any other designated agent of the Fund, all investment orders for the Portfolio Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Fund and the Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser, subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Fund's Board of Trustees. The Adviser will advise the Sub-Adviser of such selection in writing. The Adviser also may delegate to the Sub-Adviser the authority set forth in this Section 7 to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser by providing written notice of such delegation to the Sub-Adviser and receiving written confirmation from the Sub-Adviser accepting such delegation.

     a. In executing portfolio transactions, the Adviser will give primary consideration to securing best execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser or Sub-Adviser may be a party. Therefore, the Adviser, not the Sub-Adviser, will be responsible for securing best execution on portfolio transactions initiated by the Sub-Adviser.

     b. In retaining the discretion to select brokers and dealers, the Adviser acknowledges that the price the Portfolio Account pays or receives for a security may be different from the price paid or received by Sub-Adviser's other clients who utilize different brokers than the Portfolio Account.

     c. The Adviser agrees that it will not execute any portfolio transactions for the Portfolio Account with a broker or dealer which is (i) an affiliated person of the Fund, including the Adviser or any Sub-Adviser for any Portfolio of the Fund; or (ii) a principal underwriter of the Fund's shares, unless such transactions are executed in accordance with Rule 17e-1 of the 1940 Act and the Fund's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1.

     d. In the event the Adviser delegates the authority to the Sub-Adviser to select brokers and dealers to execute transactions on behalf of the Portfolio:

          (1) the Sub-Adviser agrees that it will not execute any portfolio transactions for the Portfolio Account with a broker or dealer which is (i) an affiliated person of the Fund, the Adviser or any sub-adviser for any Portfolio of the Fund; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Fund's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Fund's Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers; and

          (2) the Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Portfolio, which is advising the Portfolio, concerning the Sub-Adviser or its affiliated persons' transactions with the Portfolio in securities or other assets of the Portfolio, and (ii) will be limited to providing investment advice with respect to the Portfolio Account.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Portfolio Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Portfolio Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. For the services to be provided hereunder, the Fund shall pay the Sub-Adviser out of the assets of the Portfolio a sub-advisory fee calculated at the annual rates listed on the attached Schedule C. The fee shall be payable monthly as soon as practicable after the last day of each month based on the Portfolio Account's average daily net assets.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Fund acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("Affiliated Accounts"). Subject to the provisions of
Section 7(b) hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Portfolio and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Account may have an interest from time to time, whether in transactions which involve the Portfolio Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Portfolio Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Account or otherwise.

12. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Portfolio Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Portfolio Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

     a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Portfolio Account as contemplated hereby.

     b. The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Portfolio Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

     c. The Fund is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Fund by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

     a. The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Portfolio Account as contemplated hereby.

     b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

     a. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act.

     b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

     c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Portfolio Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

     d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

     e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Fund and the Adviser.

     f. The Sub-Adviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Portfolio in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

21. TERMINATION.

     a. This Agreement may be terminated by the Fund (by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Portfolio), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Any fees due to the Sub-Adviser will be prorated to date of termination.

     b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Any fees due to the Sub-Adviser will be prorated to date of termination.

22. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

23. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

26. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                        WT MUTUAL FUND,
                                        on behalf of the
                                        Wilmington International Multi-Manager
                                        Fund


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ACADIAN ASSET MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RODNEY SQUARE MANAGEMENT CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE A

                              OPERATING PROCEDURES

From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage the Portfolio Account as if the Portfolio Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Portfolio stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Portfolio Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Portfolio Account:

     1. purchase securities of any issuer if such purchase would cause more than 10 % of the voting securities of such issuer to be held in the Portfolio Account (1940 Act Section 5(b)(1); IRC Section 851(b)(4)(a)(ii));

     2.   purchase securities if such purchase would cause:

          a. more than 3% of the outstanding voting stock of any other investment company to be held in the Portfolio Account (1940 Act
               Section 12(d)(1)(A)(i)),

          b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Portfolio Account to be held in the Portfolio Account (1940 Act Section 12(d)(1)(A)(ii)),

          c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Portfolio Account to be held in the Portfolio Account (1940 Act Section 12(d)(1)(A)(iii)),

          d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Portfolio Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act Section 12(d)(1)(C));

     3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Portfolio Account (1940 Act
          Section 12(d)(2)); or

     4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

          a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

          b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

               (1) immediately after the purchase of any equity security, the Portfolio Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

               (2) immediately after the purchase of any debt security, the Portfolio Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

               (3) immediately after the purchase, not more than 5% of the value of the Portfolio Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

C. The Sub-Adviser will manage the Portfolio Account so that no more than 10% of the gross income of the Portfolio Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC Section 512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act Section 2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities, or currencies (IRC Section 851(b)(2)).

Dated: ______________, 2005

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

Records To Be Maintained by the Sub-Adviser:

A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Portfolio Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     1.   the name of the broker;

     2. the terms and conditions of the order and of any modification or cancellation thereof;

     3.   the time of entry or cancellation;

     4.   the price at which executed;

     5.   the time of receipt of a report of execution; and

     6. the name of the person who placed the order on behalf of the Portfolio Account.

B.   (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     1.   shall include the consideration given to:

          a.   the sale of shares of the Fund by brokers or dealers;

          b.   the supplying of services or benefits by brokers or dealers to:

               (1)  the Fund,

               (2)  the Adviser,

               (3)  the Sub-Adviser, and

               (4)  any person other than the foregoing; and

          c. any other consideration other than the technical qualifications of the brokers and dealers as such;

     2.   shall show the nature of the services or benefits made available;

     3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

     4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Portfolio Account.

Dated: ________________, 2005

                                   SCHEDULE C

                                  FEE SCHEDULE

          For the services to be provided to the Portfolio pursuant to the attached Sub-Advisory Agreement, the Fund shall pay the Sub-Adviser out of the assets of the Portfolio an annual fee in accordance with the following formula:

          0.75% on the first $25 million;

          0.65% on the next $25 million;

          0.50% on the next $100 million; and

          0.40% on assets over $150 million.

          The fee shall be payable monthly as soon as practicable after the last day of each month based on the Portfolio Account's average daily net assets.

Dated: ________________, 2005

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

                           A series of WT Mutual Fund

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY __, 2006

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) John J. Kelley, John C. McDonnell and Charlotta E. Nilsson as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager International Fund (the "Fund") of WT Mutual Fund (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January __, 2006 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


1 To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC, and The Boston Company Asset Management, LLC.

                FOR   [ ]        AGAINST    [ ]         ABSTAIN    [ ]

2 To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC, and Acadian Asset Management, Inc.

                FOR   [ ]        AGAINST    [ ]         ABSTAIN    [ ]

3 To transact such other business that may properly come before the Meeting, or any adjournments thereof.

                FOR   [ ]       AGAINST     [ ]         ABSTAIN    [ ]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December ___, 2005.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.


-------------------------                           ---------------------
Signature                                           Date


-------------------------                           ----------------------
Signature (if held jointly)                         Date